Financing Arrangements	12 Months Ended
Dec. 31, 2017
Financing Arrangements
Financing Arrangements

8.Financing Arrangements

As of December 31, 2017, the company had both combination of committed and uncommitted lines of credit available to be used for revolving loans and letters of credit. As of December 31, 2017, letters of credit and borrowings totaling $1.7 billion were outstanding under these committed and uncommitted lines of credit. The committed lines of credit include a $1.7 billion Revolving Loan and Letter of Credit Facility and a $1.8 billion Revolving Loan and Letter of Credit Facility. Both facilities mature in February 2022. The company may utilize up to $1.75 billion in the aggregate of the combined $3.5 billion committed lines of credit for revolving loans, which may be used for acquisitions and/or general purposes. Each of the credit facilities may be increased up to an additional $500 million subject to certain conditions, and contain customary financial and restrictive covenants, including a maximum ratio of consolidated debt to tangible net worth of one-to-one and a cap on the aggregate amount of debt of the greater of $750 million or €750 million for the company’s subsidiaries. Borrowings under both facilities, which may be denominated in USD, EUR, GBP or CAD, bear interest at rates based on the Eurodollar Rate or an alternative base rate, plus an applicable borrowing margin.

In connection with the Stork acquisition, the company assumed a €110 million Super Senior Revolving Credit Facility that bore interest at EURIBOR plus 3.75%. In April 2016, the company repaid and replaced the €110 million Super Senior Revolving Credit Facility with a €125 million Revolving Credit Facility which was used for revolving loans, bank guarantees, letters of credit and to fund working capital in the ordinary course of business. This replacement facility, which bore interest at EURIBOR plus .75%, expired in April 2017. Outstanding borrowings of $53 million under the €125 million Revolving Credit Facility were repaid in 2017.

Letters of credit are provided in the ordinary course of business primarily to indemnify the company’s clients if the company fails to perform its obligations under its contracts. Surety bonds may be used as an alternative to letters of credit.

Consolidated debt consisted of the following:

	December 31,
(in thousands)	2017	2016
Current:
Revolving Credit Facility	$—	$52,735
Other borrowings	27,361	29,508
Long-Term:
1.750% Senior Notes	$597,674	$523,629
3.375% Senior Notes	496,859	496,011
3.5% Senior Notes	493,320	492,360
Other borrowings	3,745	5,949

In March 2016, the company issued €500 million of 1.750% Senior Notes (the “2016 Notes”) due March 21, 2023 and received proceeds of €497 million (or approximately $551 million), net of underwriting discounts. Interest on the 2016 Notes is payable annually on March 21 of each year, beginning on March 21, 2017. Prior to December 21, 2022, the company may redeem the 2016 Notes at a redemption price equal to 100 percent of the principal amount, plus a “make whole” premium described in the indenture. On or after December 21, 2022, the company may redeem the 2016 Notes at 100 percent of the principal amount plus accrued and unpaid interest, if any, to the date of redemption. Additionally, the company may redeem the 2016 Notes at any time upon the occurrence of certain changes in U.S. tax laws, as described in the indenture, at 100 percent of the principal amount plus accrued and unpaid interest, if any, to the date of redemption.

In November 2014, the company issued $500 million of 3.5% Senior Notes (the “2014 Notes”) due December 15, 2024 and received proceeds of $491 million, net of underwriting discounts. Interest on the 2014 Notes is payable semi-annually on June 15 and December 15 of each year, and began on June 15, 2015. Prior to September 15, 2024, the company may redeem the 2014 Notes at a redemption price equal to 100 percent of the principal amount, plus a “make whole” premium described in the indenture. On or after September 15, 2024, the company may redeem the 2014 Notes at 100 percent of the principal amount plus accrued and unpaid interest, if any, to the date of redemption.

In September 2011, the company issued $500 million of 3.375% Senior Notes (the “2011 Notes”) due September 15, 2021 and received proceeds of $492 million, net of underwriting discounts. Interest on the 2011 Notes is payable semi-annually on March 15 and September 15 of each year, and began on March 15, 2012. The company may, at any time, redeem the 2011 Notes at a redemption price equal to 100 percent of the principal amount, plus a “make whole” premium described in the indenture.

For the 2016 Notes, the 2014 Notes and the 2011 Notes, if a change of control triggering event occurs, as defined by the terms of the respective indentures, the company will be required to offer to purchase the applicable notes at a purchase price equal to 101 percent of their principal amount, plus accrued and unpaid interest, if any, to the date of redemption. The company is generally not limited under the indentures governing the 2016 Notes, the 2014 Notes and the 2011 Notes in its ability to incur additional indebtedness provided the company is in compliance with certain restrictive covenants, including restrictions on liens and restrictions on sale and leaseback transactions. We may, from time to time, repurchase the 2016 Notes, the 2014 Notes or the 2011 Notes in the open market, in privately-negotiated transactions or otherwise in such volumes, at such prices and upon such other terms as we deem appropriate.

In conjunction with the acquisition of Stork on March 1, 2016, the company assumed Stork’s outstanding debt obligations, including its 11.0% Super Senior Notes due 2017 (the ‘‘Stork Notes’’), borrowings under the €110 million Super Senior Revolving Credit Facility, and other debt obligations. On March 2, 2016, the company gave notice to all holders of the Stork Notes of the full redemption of the outstanding €273 million (or approximately $296 million) principal amount of Stork Notes plus a redemption premium of €7 million (or approximately $8 million) effective March 17, 2016. The redemption of the Stork Notes was initially funded with additional borrowings under the company’s $1.7 billion Revolving Loan and Letter of Credit Facility, which borrowings were subsequently repaid from the net proceeds of the 2016 Notes. Certain other outstanding debt obligations assumed in the Stork acquisition of €20 million (or approximately $22 million) were settled in March 2016. See Note 18 for a further discussion of the acquisition.

Other borrowings of $31 million and $35 million as of December 31, 2017 and 2016, respectively, primarily represent bank loans and other financing arrangements resulting from the acquisition of Stork, exclusive of the Stork Notes.

As of December 31, 2017, the company was in compliance with all of the financial covenants related to its debt agreements.